BASIS OF PRESENTATION
             PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


The pro forma consolidated balance sheet as of March 31, 2001, gives effect to the acquisition of the lottery operations of On-Point Technology Systems, Inc. by Interlott Technologies, Inc. as if this event had occurred on March 31, 2001.

The pro forma consolidated statements of income for the three months ended March 31, 2001 and for the year ended December 31, 2000, include the completed acquisition of the lottery operations of On-Point by Interlott as if this event had occurred at the beginning of each period.

The acquisition is being accounted for using the purchase method of accounting. The total costs of the acquisition are allocated to tangible and intangible assets acquired based upon their respective fair values. The allocation of the purchase price included in the pro forma financial statements is preliminary. Interlott does not expect that the final allocation of the purchase price will differ significantly from the preliminary allocation except for possible contingent payments.

The pro forma adjustments are based upon available information and upon certain assumptions that we believe are reasonable. The pro forma consolidated financial statements should be read in conjunction with On-Point's and Interlott's historical financial statements included in each company's reports on Form 10-KSB and 10-QSB or Form 10-K and 10-Q, as the case may be. The pro forma consolidated financial information is not necessarily indicative of what
Interlott's results of operations would have been had the acquisition been completed as of the beginning of the periods presented or of our future results of operations.

The periods presented conform to the fiscal year and quarter of Interlott and On-Point as reported on Form 10-K and 10-Q.

                          INTERLOTT TECHNOLOGIES, INC.

                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                 March 31, 2001


                                                       Interlott            On-Point
                                                         3/31/01             3/31/01         Adjustments        Pro Forma
Assets
Current assets:
  Cash and cash equivalents                          $   303,777         $   553,000      $  (553,000)  1     $   303,777
  Accounts receivable, less allowance
    for doubtful accounts                              6,561,906             572,000          156,539   2       7,290,445
  Investment in sales type leases,
    current portion                                    1,653,488                  -                -            1,653,488
  Inventories                                          7,101,239           1,129,000        2,293,054   2      10,523,293
  Other current assets                                 1,577,668          10,270,000      (10,270,000)  1       1,577,668
                                                      ----------          ----------       ----------          ----------
         Total current assets                         17,198,078          12,524,000       (8,373,407)         21,348,671

Property, plant and equipment - net                   23,625,764           2,013,000       (2,013,000)  1      23,625,764
Investment in sales type leases, less
  current portion                                      3,577,287                  -                -            3,577,287
Lease acquisition costs                                       -                   -         4,281,005   3       4,281,005
Goodwill -                                                    -                   -         4,382,231   3       4,382,231
Other assets                                           1,913,259             981,000         (981,000)  1       1,913,259
                                                      ----------          ----------       ----------          ----------
         Total assets                                $46,314,388         $15,518,000      $(2,704,171)        $59,128,217
                                                      ==========          ==========       ==========          ==========

Liabilities and Shareholders' Equity
Current liabilities:
  Notes payable                                      $20,626,915         $ 1,980,000      $10,833,829   4     $33,440,744
  Accounts payable                                     4,007,382           1,398,000       (1,398,000)  1       4,007,382
  Accrued expenses                                     1,753,611             400,000         (400,000)  1       1,753,611
                                                      ----------          ----------       ----------          ----------
         Total current liabilities                    26,387,908           3,778,000        9,035,829          39,201,737

Long-term debt                                                -            3,929,000       (3,929,000)  1              -
Deferred income taxes                                    864,451                  -                -              864,451
                                                      ----------          ----------       ----------          ----------
         Total liabilities                            27,252,359           7,707,000        5,106,829          40,066,188

Commitments and contingent liabilities                        -                   -                -                   -
Notes payable - related parties                          511,451                  -                -              511,451
Stockholders' equity:
  Common stock                                            32,140           1,079,000       (1,079,000)  1          32,140
  Additional paid-in capital                          10,433,324          33,124,000      (33,124,000)  1      10,433,324
  Retained earnings                                    8,085,114         (26,392,000)      26,392,000   1       8,085,114
                                                      ----------          ----------       ----------          ----------
         Total stockholders' equity                   18,550,578           7,811,000       (7,811,000)         18,550,578
                                                      ----------          ----------       ----------          ----------

         Total liabilities and stockholders'         $46,314,388         $15,518,000      $(2,704,171)        $59,128,217
            equity                                    ==========          ==========       ==========          ==========




1      Eliminate non lottery assets and liabilities
2      Adjust to actual closing balance
3      Capitalize lease acquisition costs and goodwill
4      Add additional borrowing to finance transaction

                          INTERLOTT TECHNOLOGIES, INC.

             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                          Quarter Ended March 31, 2001


                                                       Interlott            On-Point
                                                         3/31/01             3/31/01         Adjustments        Pro Forma
Revenues                                              $7,810,600            $  6,000       $1,366,000   1      $9,182,600
Cost of revenues                                       5,460,841               3,000          977,000   1       6,440,841
                                                       ---------             -------        ---------           ---------
         Gross profit                                  2,349,759               3,000          389,000           2,741,759

Operating expenses:
  Selling, general and administrative expenses         1,532,930             438,000           33,000   1       2,003,930
  Research and development costs                         154,002                  -            68,000   1         222,002
  Goodwill amortization                                       -                   -           287,087   2         287,087
                                                       ---------             -------        ---------           ---------
         Total operating expenses                      1,686,932             438,000          386,087           2,513,019
                                                       ---------             -------        ---------           ---------

         Operating income                                662,827            (435,000)             913             228,740

Other income (expense)
  Interest expense                                      (352,122)           (154,000)        (146,000)  3        (652,122)
  Income from discontinued operations                         -              294,000         (294,000)  1              -
  Other                                                    6,682                  -                -                6,682
                                                       ---------             -------        ---------           ---------
                                                        (345,440)            140,000         (440,000)           (645,440)
                                                       ---------             -------        ---------           ---------

Income before income taxes                               317,387            (295,000)        (438,087)           (416,700)

Income tax provision                                     121,190                  -          (278,953)  4        (157,763)
                                                       ---------             -------        ---------           ---------

         Net income (loss)                            $  198,197           $(295,000)      $ (160,134)         $ (258,937)
                                                       =========            ========        =========           =========


(Loss) per share
  Basic                                                                                                            $(0.04)
                                                                                                                    =====
  Diluted                                                                                                          $(0.04)
                                                                                                                    =====

Average number of common shares outstanding
  Basic                                                                                                         6,431,347
                                                                                                                =========
  Diluted                                                                                                       6,582,341
                                                                                                                =========



1      To break out details of discontinued operations
2      Amortization on goodwill and lease acquisition costs
3      Additional interest expense to fund transaction
4      To reflect tax effect of adjustments

                          INTERLOTT TECHNOLOGIES, INC.

             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                          Year Ended December 31, 2000


                                                       Interlott            On-Point
                                                        12/31/00            12/31/00         Adjustments        Pro Forma
Revenues                                             $42,589,090         $10,283,000       $       -          $52,882,080
Cost of revenues                                      29,102,726           8,588,000               -           37,688,726
                                                      ----------          ----------        ---------          ----------
         Gross profit                                 13,486,384           1,707,000               -           15,193,364

Operating expenses:
  Selling, general and administrative expenses         5,421,062           2,176,000               -            7,597,062
  Research and development costs                         640,150           1,061,000               -            1,701,150
  Goodwill amortization                                       -                   -         1,148,348   1       1,148,348
                                                      ----------          ----------        ---------          ----------
         Total operating expenses                      6,061,212           3,237,000        1,148,348          10,446,560
                                                      ----------          ----------        ---------          ----------

         Operating income                              7,425,152          (1,530,000)      (1,148,348)          4,746,804

Other income (expense)
  Interest expense                                    (1,580,969)           (739,000)      (1,200,000)  3      (3,519,969)
  Other                                                  (57,385)           (555,000)         555,000   4         (57,385)
                                                      ----------          ----------        ---------          ----------
                                                      (1,638,354)         (1,284,000)        (645,000)         (3,577,354)
                                                      ----------          ----------        ---------          ----------

Income before income taxes                             5,786,798          (2,824,000)      (1,793,348)          1,169,450

Income tax provision                                   2,176,599                  -        (1,754,592)  2         422,007
                                                      ----------          ----------        ---------          ----------

         Net income (loss)                           $ 3,610,199         $(2,824,000)      $  (38,756)        $   747,443
                                                      ==========          ==========        =========          ==========


Income per share
  Basic                                                                                                             $0.12
                                                                                                                     ====
  Diluted                                                                                                           $0.12
                                                                                                                     ====

Average number of common shares outstanding
  Basic                                                                                                         6,422,914
                                                                                                                =========
  Diluted                                                                                                       6,494,506
                                                                                                                =========



1      To break out details of discontinued operations
2      Amortization on goodwill and lease acquisition costs
3      Additional interest expense to fund transaction
4      To reflect tax effect of adjustments